TEMPLETON FUNDS, INC.
STATEMENT OF ADDITIONAL INFORMATION
JANUARY 1, 1997
700 CENTRAL AVENUE
ST. PETERSBURG, FL  33701 1-800/DIAL BEN
TABLE OF CONTENTS

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Contents                                                            Page
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How do the Funds Invest their Assets?........................         2
What are the Funds' Potential Risks?.........................         5
Investment Restrictions......................................         7
Officers and Directors.......................................         9
Investment Management and Other Services.....................        14
How do the Funds Buy Securities for their Portfolios?........        15
How Do I Buy, Sell and Exchange Shares?......................        16
How are Fund Shares Valued?..................................        19
Additional Information on Distributions and Taxes............        19
The Funds' Underwriter.......................................        23
How do the Funds Measure Performance?.......................         25
Miscellaneous Information....................................        28
Financial Statements.........................................        29
Useful Terms and Definitions.................................        29
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      When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."

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Templeton Funds, Inc. (the  "Company") is a diversified, open-end  management investment company. It has two series of shares, each of which is a separate mutual fund: Templeton World Fund ("World Fund") and Templeton Foreign Fund ("Foreign Fund") (collectively, the "Funds"). World Fund's investment objective is long-term capital growth, which it seeks to achieve through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. Any income realized will be incidental. Foreign Fund's investment objective is long-term capital growth, which it seeks to achieve through a flexible policy of investing in stocks and debt obligations of companies and governments outside the U.S. Any income realized will be incidental.

Each Fund's Prospectus, dated January 1, 1997, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN EACH FUND'S PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF EACH FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.




MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

      ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

      ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
      BANK;

     ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


HOW DO THE FUNDS INVEST THEIR ASSETS?

The following provides more detailed information about some of the securities the Funds may buy and their investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?" Each Fund may invest for defensive purposes in commercial paper which, at the date of investment, must be rated A-1 by S&P or Prime-1 by Moody's or, if not rated, be issued by a company which at the date of investment has an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's.

REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. TGAL will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. A Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board, I.E., banks or broker-dealers which have been determined by TGAL to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

LOANS OF PORTFOLIO SECURITIES. World Fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. World Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. World Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. World Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower fail.

DEBT SECURITIES. The Funds may invest in debt securities which are rated at least Caa by Moody's or CCC by S&P or deemed to be of comparable quality by TGAL. As an operating policy, neither Fund will invest more than 5% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund's Net Asset Value.

Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for each Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve it investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if a Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek recovery.

A Fund may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, a Fund must distribute substantially all of its net income to shareholders (see "Additional Information on Distributions and Taxes"). Thus, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.

STRUCTURED INVESTMENTS. Included among the issuers of debt securities in which the Funds may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities
("structured investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structures investments. Although the Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Fund's restrictions on investments in illiquid securities.

STOCK INDEX FUTURES CONTRACTS. World Fund's investment policies permit it to buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade, to an aggregate amount not exceeding 20% of World Fund's total assets as of the time when such contracts are entered into. Successful use of stock index futures is subject to TGAL's ability to predict correctly movements in the direction of the stock markets. No assurance can be given that TGAL's judgment in this respect will be correct.

A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is the current value of the stock index. For example, the S&P 500 Stock Index is composed of 500 selected common stocks, most of which are listed on the NYSE. The S&P 500 Stock Index ("S&P 500 Index") assigns relative weightings to the value of one share of each of these 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if World Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, World Fund will gain $2,000 (500 units x gain of $4). If World Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, World Fund will lose $2,000 (500 units x loss of $4).

During or in anticipation of a period of market appreciation, World Fund may enter into a "long hedge" of common stock which it proposes to add to its portfolio by purchasing stock index futures for the purpose of reducing the effective purchase price of such common stock. To the extent that the securities which World Fund proposes to buy change in value in correlation with the stock index contracted for, the purchase of futures contracts on that index would result in gains to World Fund which could be offset against rising prices of such common stock.

During or in anticipation of a period of market decline, World Fund may "hedge" common stock in its portfolio by selling stock index futures for the purpose of limiting the exposure of its portfolio to such decline. To the extent that World Fund's portfolio of securities changes in value in correlation with a given stock index, the sale of futures contracts on that index could substantially reduce the risk to the portfolio of a market decline and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs.

Parties to an index futures contract must make initial margin deposits to secure performance of the contract, which currently range from 1 1/2% to 5% of the contract amount. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded. There also are requirements to make variation margin deposits as the value of the futures contract fluctuates.

At the time World Fund purchases a stock index futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with World Fund's Custodian. When selling a stock index futures contract, World Fund will maintain with its Custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, World Fund may "cover" its position by owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting World Fund to purchase the same futures contract at a price no higher than the price of the contract written by World Fund (or at a higher price if the difference is maintained in liquid assets with World Fund's Custodian).

STOCK INDEX OPTIONS. World Fund may purchase and sell put and call options on securities indices in standardized contracts traded on national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. An option on a securities index is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option, cash equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

World Fund may write call options and put options only if they are "covered." A call option on an index is covered if World Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if World Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by World Fund in cash or cash equivalents in a segregated account with its custodian. A put option is also covered if World Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by World Fund in cash or cash equivalents in a segregated account with its custodian.

If an option written by World Fund expires, World Fund will realize a capital gain equal to the premium received at the time the option was written. If an option purchased by World Fund expires unexercised, World Fund will realize a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when World Fund desires.

WHAT ARE THE FUNDS' POTENTIAL RISKS?

Each Fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to purchase such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its Net Asset Value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Although neither Fund may invest more than 15% of its total assets in unlisted foreign securities, including not more than 10% of its total assets in securities with a limited trading market, in the opinion of management such securities with a limited trading market do not present a significant liquidity problem. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current  size of the  markets  for  such  securities  and the  currently  low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to a Fund's shareholders.

Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (3) pervasiveness of corruption and crime in the Russian economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a Fund's ability to exchange local currencies for U.S. dollars; (7) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (8) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (9) dependency on exports and the corresponding importance of international trade; (10) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (11) possible difficulty in identifying a purchaser of securities held by a Fund due to the underdeveloped nature of the securities markets.

There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by TGAL. Further, this also could cause a delay in the sale of Russian company securities by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

Each Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

Either Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which a Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on that Fund. Through the flexible policy of the Funds, TGAL endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the investments of either Fund.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The directors consider at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of either Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The directors also consider the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services Shareholder Servicing Agent and Custodian"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of TGAL, any losses resulting from the holding of either Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the directors' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

There are additional risks involved in stock index futures transactions. These risks relate to World Fund's ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. World Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the stock index futures on the one hand and movements in the prices of the securities being hedged or of the underlying stock index on the other. Successful use of stock index futures by World Fund for hedging purposes also depends upon TGAL's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when World Fund seeks to close out an option position. If World Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by World Fund, it would not be able to close out the option. If restrictions on exercise were imposed, World Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by World Fund is covered by an option on the same index purchased by World Fund, movements in the index may result in a loss to World Fund; however, such losses may be mitigated by changes in the value of World Fund's securities during the period the option was outstanding.


INVESTMENT RESTRICTIONS


Each Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the respective Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of a Fund or
(ii) 67% or more of the shares of a Fund present at a shareholder meeting if more than 50% of the outstanding shares of a Fund are represented at the meeting in person or by proxy, whichever is less.

The Funds MAY NOT:

         1. Invest in real estate or mortgages on real estate (although each Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies; invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts except that World Fund may purchase or sell stock index futures contracts.

         2. Purchase or retain securities of any company in which directors or officers of the Company or of its Investment Manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

         3. Purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities, or invest in any company for the purpose of exercising control or management.

         4. Act as an underwriter; issue senior securities; purchase on margin or sell short; write, buy or sell puts, calls, straddles or spreads (but World Fund may make margin payments in connection with, and purchase and sell, stock index futures contracts and options on securities indices).

         5. Loan money apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although the Funds may buy from a bank or broker-dealer U.S. and Canadian government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest.

         6. Borrow money for any purpose other than redeeming its shares or purchasing its shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets; or pledge, mortgage or hypothecate its assets for any purpose other than to secure such borrowings, and then only up to such extent not exceeding 10% of the value of its total assets as the Company's Board may by resolution approve. As an operating policy approved by the Board of the Company, neither Fund will pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales commission will exceed 10% of the Offering Price of the shares of a Fund. For purposes of this restriction, collateral arrangements by World Fund with respect to margin for a stock index futures contract are not deemed to be a pledge of assets.)

         7. Invest more than 5% of the value of a Fund's total assets in securities of issuers which have been in continuous operation less than three years.

         8. Invest more than 5% of a Fund's total assets in warrants, whether or not listed on the NYSE or AMEX, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by a Fund in units or attached to securities are not included in this restriction. This restriction does not apply to options on securities indices.

         9. Invest more than 15% of a Fund's total assets in securities of foreign issuers which are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets (including warrants) which may be invested in securities with a limited trading market. A Fund's position in the latter type of securities may be of such size as to affect adversely their liquidity and marketability and a Fund may not be able to dispose of its holdings in these securities at the current market price.

         10. Invest more than 25% of a Fund's total assets in a single industry.

         11. Invest in "letter stocks" or securities on which there are any sales restrictions under a purchase agreement.

         12. Participate on a joint or a joint and several basis in any trading account in securities. (See "How does the Fund Buy Securities for its Portfolio?" as to transactions in the same securities for the Fund, other clients and/or other mutual funds within the Franklin Templeton Group of Funds.)

The Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

Nothing in the investment policy or investment restrictions (except restrictions 9 and 10) shall be deemed to prohibit either Fund from purchasing securities pursuant to subscription rights distributed to either Fund by any issuer of securities held at the time in its portfolio (as long as such purchase is not contrary to either Fund's status as a diversified investment company under the 1940 Act). If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in value of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.


OFFICERS AND DIRECTORS


The Board has the responsibility for the overall management of the Funds, including general supervision and review of their investment activities. The Board, in turn, elects the officers of the Company who are responsible for administering the Funds' day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Company under the 1940 Act are indicated by an asterisk ("*").



NAME, ADDRESS AND AGE                   POSITIONS AND                    PRINCIPAL OCCUPATION DURING THE PAST FIVE
                                        OFFICES WITH THE COMPANY         YEARS

HARRIS J. ASHTON                        Director                         Chairman of the board, president and chief
Metro Center                                                             executive officer of General Host
1 Station Place                                                          Corporation (nursery and craft centers);
Stamford, Connecticut                                                    director of RBC Holdings (U.S.A.) Inc. (a
Age 64                                                                   bank holding company) and Bar-S Foods; and
                                                                         director or trustee of 55 of the
                                                                         investment companies in the Franklin
                                                                         Templeton Group of Funds.






NICHOLAS F. BRADY*                      Director                         Chairman of Templeton Emerging Markets
The Bullitt House                                                        Investment Trust PLC; chairman of
102 East Dover Street                                                    Templeton Latin America Investment Trust
Easton, Maryland                                                         PLC; chairman of Darby Overseas
Age 66                                                                   Investments, Ltd. (an investment firm)
                                                                         (1994-present); chairman and director
                                                                         of Templeton Central and Eastern
                                                                         European Fund; director of the Amerada
                                                                         Hess Corporation, Christiana Companies,
                                                                         and the H.J. Heinz Company; formerly,
                                                                         Secretary of the United States Department
                                                                         of the Treasury (1988-1993) and chairman
                                                                         of the board of Dillon, Read & Co.
                                                                         Inc. (investment banking) prior to
                                                                         1988;  and director or trustee of 23 of the
                                                                         investment companies in the Franklin
                                                                         Templeton Group of Funds.

S. JOSEPH FORTUNATO                     Director                         Member of the law firm of Pitney, Hardin,
200 Campus Drive                                                         Kipp & Szuch; director of General Host
Florham Park, New Jersey                                                 Corporation (nursery and craft centers);
Age 64                                                                   and director or trustee of 57 of the
                                                                         investment companies in the Franklin
                                                                         Templeton Group of Funds.

JOHN Wm. GALBRAITH                      Director                         President of Galbraith Properties, Inc.
360 Central Avenue                                                       (personal investment company); director of
Suite 1300                                                               Gulf West Banks, Inc. (bank holding
St. Petersburg, Florida                                                  company) (1995-present); formerly,
Age 75                                                                   director of Mercantile Bank (1991-1995),
                                                                         vice chairman of Templeton, Galbraith &
                                                                         Hansberger Ltd. (1986-1992), and chairman
                                                                         of Templeton Funds Management, Inc.
                                                                         (1974-1991); and director or trustee of 22
                                                                         of the investment companies in the
                                                                         Franklin Templeton Group of Funds.

ANDREW H. HINES, Jr                     Director                         Consultant for the Triangle Consulting
150 2nd Avenue N.                                                        Group; chairman and director of Precise
St. Petersburg, Florida                                                  Power Corporation; executive-in-residence
Age 73                                                                   of Eckerd College (1991-present); director
                                                                         of Checkers Drive-In Restaurants, Inc.;
                                                                         formerly, chairman of the board and
                                                                         chief executive officer of Florida
                                                                         Progress Corporation (1982-1990) and
                                                                         director of various of its subsidiaries;
                                                                         and director or trustee of 24 of the
                                                                         investment companies in the Franklin
                                                                         Templeton Group of Funds.

CHARLES B. JOHNSON*                     Chairman of the Board            President, chief executive officer, and
777 Mariners Island Blvd.               and Vice President               director of Franklin Resources, Inc.;
San Mateo, California                                                    chairman of the board and director of
Age 63                                                                   Franklin Advisers, Inc. and Franklin
                                                                         Templeton Distributors, Inc.; director of
                                                                         General Host Corporation (nursery and
                                                                         craft centers), Franklin Templeton
                                                                         Investor Services, Inc.; and officer
                                                                         and/or director, trustee or managing
                                                                         general partner, as the case may be, of
                                                                         most other subsidiaries of Franklin
                                                                         Resources, Inc. and 56 of the investment
                                                                         companies in the Franklin Templeton Group
                                                                         of Funds.
RUPERT H. JOHNSON, JR.*                 Director                         Executive vice president and director of

777 Mariners Island Blvd.                                                Franklin Resources, Inc. and Franklin
San Mateo, California                                                    Templeton Distributors, Inc.; president
Age 56                                                                   and director of Franklin Advisers, Inc.;
                                                                         director of Franklin Templeton Investor
                                                                         Services, Inc.; and officer and/or
                                                                         director, trustee or managing general
                                                                         partner, as the case may be, of most
                                                                         other subsidiaries of Franklin
                                                                         Resources, Inc.; and 60 of the
                                                                         investment companies in the Franklin
                                                                         Templeton Group of Funds.








BETTY P. KRAHMER                        Director                         Director or trustee of various civic
2201 Kentmere Parkway                                                    associations; formerly, economic analyst,
Wilmington, Delaware                                                     U.S. government; and director or trustee
Age 67                                                                   of 23 of the investment companies in the
                                                                         Franklin Templeton Group of Funds.

GORDON S. MACKLIN                       Director                         Chairman of White River Corporation
8212 Burning Tree Road                                                   (information services); director of Fund
Bethesda, Maryland                                                       America Enterprises Holdings, Inc., MCI
Age 68                                                                   Communications Corporation, Fusion Systems
                                                                         Corporation, Infovest Corporation, MedImmune,
                                                                         Inc., Source One Mortgage Services Corporation,
                                                                         and Shoppers Express, Inc. (on-line shopping
                                                                         service); formerly, chairman of Hambrecht
                                                                         and Quist Group, director of H&Q Healthcare
                                                                         Investors and Lockheed Martin Corporation,
                                                                         and president of the National Association
                                                                         of Securities Dealers, Inc.; and director
                                                                         or trustee of 52 of the investment companies
                                                                         in the Franklin Templeton Group of Funds.

FRED R. MILLSAPS                        Director                         Manager of personal investments
2665 N.E. 37th Drive                                                     (1978-present); director of various
Fort Lauderdale, Florida                                                 business and nonprofit organizations;
Age 67                                                                   formerly, chairman and chief executive
                                                                         officer of Landmark Banking Corporation
                                                                         (1969-1978), financial vice president
                                                                         of Florida Power and Light (1965-1969),
                                                                         and vice president of The Federal
                                                                         Reserve Bank of Atlanta (1958-1965);
                                                                         and director or trustee of 24 of the
                                                                         investment companies in the Franklin
                                                                         Templeton Group of Funds.

MARK G. HOLOWESKO                     Vice President                     President and director of Templeton Global
Lyford Cay                                                               Advisors Limited; chief investment officer
Nassau, Bahamas                                                          of global equity research for Templeton
Age 36                                                                   Worldwide, Inc.; president or vice
                                                                         president of the Templeton Funds; formerly,
                                                                         investment administrator with Roy West
                                                                         Trust Corporation (Bahamas) Limited
                                                                         (1984-1985); and officer of 23 of the
                                                                         investment companies in the Franklin
                                                                         Templeton Group of Funds.

HARMON E. BURNS                         Vice President                   Executive vice president, secretary and
777 Mariners Island Blvd.                                                director of Franklin Resources, Inc.;
San Mateo, California                                                    executive vice president and director of
Age 51                                                                   Franklin Templeton Distributors, Inc.;

                                                                         executive vice president of Franklin
                                                                         Advisers, Inc.; officer and/or director,
                                                                         as the case may be, of other subsidiaries
                                                                         of Franklin Resources, Inc.; and officer
                                                                         and/or director or trustee of 60 of the
                                                                         investment companies in the Franklin
                                                                         Templeton Group of Funds.






CHARLES E. JOHNSON                      Vice President                   Senior vice president and director of
500 East Broward Blvd.                                                   Franklin Resources, Inc.; senior vice
Fort Lauderdale, Florida                                                 president of Franklin Templeton
Age 40                                                                   Distributors, Inc.; president and chief
                                                                         executive officer of Templeton Worldwide,
                                                                         Inc.; president and director of Franklin
                                                                         Institutional Services Corporation;
                                                                         chairman of the board of Templeton
                                                                         Investment Counsel, Inc.; officer and/or
                                                                         director, as the case may be, of other
                                                                         subsidiaries of Franklin Resources, Inc.;
                                                                         and officer and/or director or trustee
                                                                         of 39 of the investment companies in the
                                                                         Franklin Templeton Group of Funds.

DEBORAH R. GATZEK                       Vice President                   Senior vice president and general counsel
777 Mariners Island Blvd.                                                of Franklin Resources, Inc.; senior vice
San Mateo, California                                                    president of Franklin Templeton
Age 47                                                                   Distributors, Inc.; vice president of
                                                                         Franklin Advisers, Inc.; and officer of 60
                                                                         of the investment companies in the
                                                                         Franklin Templeton Group of Funds.

MARTIN L. FLANAGAN                      Vice President                   Senior vice president, treasurer and chief
President                                                                financial officer of Franklin Resources,
777 Mariners Island Blvd.                                                Inc.; director and executive vice
San Mateo, California                                                    president of Templeton Investment Counsel,
Age 36                                                                   Inc.; a member of the International
                                                                         Society of Financial Analysts and the
                                                                         American Institute of Certified Public
                                                                         Accountants; formerly,  with Arthur
                                                                         Andersen & Company (1982-1983); officer
                                                                         and/or director, as the case may be,
                                                                         of other subsidiaries of Franklin
                                                                         Resources, Inc.; and officer and/or
                                                                         director or trustee of 60 of the
                                                                         investment companies in the Franklin
                                                                         Templeton Group of Funds.






JOHN R. KAY                             Vice President                   Vice president and treasurer of Templeton
500 East Broward Blvd.                                                   Worldwide, Inc.; assistant vice president
Fort Lauderdale, Florida                                                 of Franklin Templeton Distributors, Inc.;
Age 56                                                                   formerly, vice president and controller of
                                                                         the Keystone Group, Inc.; and officer
                                                                         of 27 of the investment companies in the
                                                                         Franklin Templeton Group of Funds.

JEFFREY A. EVERETT                      Vice President                   Executive vice president, portfolio
Lyford Cay                                                               management/research of Templeton Global
Nassau, Bahamas                                                          Advisors Limited; formerly, investment
Age 32                                                                   officer at First Pennsylvania Investment
                                                                         Research (until 1989); and officer of 2 of
                                                                         the investment companies in the Franklin
                                                                         Templeton Group of Funds.

ELIZABETH M. KNOBLOCK                   Vice President- Compliance       General counsel, secretary and a senior
500 East Broward Blvd.                                                   vice president of Templeton Investment
Fort Lauderdale, Florida                                                 Counsel, Inc.; formerly, vice president
Age 41                                                                   and associate general counsel of Kidder
                                                                         Peabody & Co. Inc. (1989-1990), assistant
                                                                         general counsel of Gruntal & Co., Inc.
                                                                         (1988), vice president and associate
                                                                         general counsel of Shearson Lehman Hutton
                                                                         Inc. (1988), vice president and assistant
                                                                         general counsel of E.F. Hutton & Co. Inc.
                                                                         (1986-1988), and special counsel of the
                                                                         division of investment management of the
                                                                         Securities and Exchange Commission
                                                                         (1984-1986); and officer of 23 of the
                                                                         investment companies in the Franklin
                                                                         Templeton Group of Funds.






JAMES R. BAIO                           Treasurer                        Certified public accountant; senior vice
500 East Broward Blvd.                                                   president of Templeton Worldwide, Inc. and
Fort Lauderdale, Florida                                                 Templeton Funds Trust Company; formerly,
Age 42                                                                   senior tax manager with Ernst & Young
                                                                         (certified public accountants)(1977-1989);
                                                                         and treasurer of 23 of the investment
                                                                         companies in the Franklin Templeton
                                                                         Group of Funds.

BARBARA J. GREEN                        Secretary                        Senior vice president of Templeton
500 East Broward Blvd.                                                   Worldwide, Inc. and an officer of other
Fort Lauderdale, Florida                                                 subdiaries of Templeton Worldwide, Inc.;
Age 49                                                                   formerly, deputy director of the Division
                                                                         of Investment Management, executive
                                                                         assistant and senior advisor to the
                                                                         chairman, counsellor to the chairman,
                                                                         special counsel and attorney  fellow,
                                                                         U.S. Securities and Exchange Commission
                                                                         (1986-1995), attorney, Rogers &
                                                                         Wells, and judicial clerk, U.S. District
                                                                         Court (District of Massachusetts); and
                                                                         secretary of 23 of the investment
                                                                         companies in the Franklin Templeton
                                                                         Group of Funds.


* Nicholas F. Brady, Charles B. Johnson and Rupert H. Johnson, Jr. are "interested persons" of the Company under the 1940 Act, which limits the percentage of interested persons that can comprise a fund's board. Charles
     B. Johnson and Rupert H. Johnson, Jr. are interested persons due to their ownership interest in Resources. Mr. Brady's status as an interested person results from his business affiliations with Resources and TGAL. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February 1994, and is Chairman and shareholder of the corporate general partner of Darby Overseas. In addition, Darby OVerseas and TGAL are limited partners of Darby Emerging Markets Fund, L.P. The remaining Board members of the Company are not interested persons (the "independent member of the Board").

The table above shows the officers and Board members who are affiliated with Distributors and TGAL. Nonaffiliated members of the Board and Mr. Brady are currently paid an annual retainer and/or fees for attendance at Board and Committee meetings, the amount of which is based on the level of assets in the Funds. Accordingly, the Company currently pays the independent members of the Board and Mr. Brady an annual retainer of $12,500 and a fee of $950 per meeting of the Board and its portion of a flat fee of $2,000 for each Audit Committee meeting and/or Nominating and Compensation Committee meeting attended. As shown above, some of the nonaffiliated Board members also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members and Mr. Brady by the Company and by other funds in the Franklin Templeton Group of Funds.



                                                            TOTAL FEES RECEIVED FROM THE       NUMBER OF BOARDS IN THE
                               TOTAL FEES RECEIVED FROM     FRANKLIN TEMPLETON GROUP OF        FRANKLIN TEMPLETON GROUP OF
                               THE COMPANY(1)                         FUNDS(2)                 FUNDS ON WHICH EACH SERVES(3)


NAME

Harris J. Ashton                        $17,250                       $339,592                           55

Nicholas F. Brady                        17,250                        119,275                           23

F. Bruce Clarke (4)                      17,536                         69,500                            0

Hasso-G von Diergardt-Naglo (5)          17,250                         66,375                            0

S. Joseph Fortunato                      17,250                        356,412                           57

John Wm. Galbraith                       15,636                        102,475                           22

Andrew H. Hines, Jr.                     17,670                        130,525                           24

Betty P. Krahmer                         17,250                        119,275                           23

Gordon S. Macklin                        17,384                        331,542                           52

Fred R. Millsaps                         17,536                        130,525                           24



1 For the fiscal year ended August 31, 1996.
2 For the calendar year ended December 31, 1996.
3 We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, with approximately 171 U.S. based funds or series.
4 Mr. Clarke  resigned as a director on October 20, 1996.
5 Mr. von Diergardt resigned as a director on December 31, 1996.


Nonaffiliated members of the Board and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, and paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Company or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of December 1, 1996, the officers and Board members as a group, owned of record and beneficially approximately 1,759,267 shares, or less than 1% of World Fund's total outstanding shares and approximately 687,622 shares, or less than 1% of Foreign Fund's total outstanding shares. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.


INVESTMENT MANAGEMENT AND OTHER SERVICES


INVESTMENT MANAGER AND SERVICES PROVIDED. Each Fund's investment manager is TGAL. TGAL provides investment research and portfolio management services, including the selection of securities for the Funds to buy, hold or sell and the selection of brokers through whom the Funds' portfolio transactions are executed. TGAL renders its services to the Fund from outside the U.S. and its activities are subject to the review and supervision of the Board to whom TGAL renders periodic reports of the Funds' investment activities. TGAL is covered by fidelity insurance on its officers, directors and employees for the protection of the Funds.

TGAL and its affiliates act as investment manager to numerous other investment companies and accounts. TGAL may give advice and take action with respect to any of the other unds it manages, or for its own account, that may differ from action taken by TGAL on behalf of a Funds. Similarly, with respect to the Funds, TGAL is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that TGAL and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. TGAL is not obligated to refrain from investing in securities held by the Funds or other funds that it manages. Of course, any transactions for the accounts of TGAL and other access persons will be made in compliance with the Funds' Code of Ethics. Please see "Miscellaneous Information
- Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement, each Fund pays TGAL a monthly management fee equal to an annual rate of 0.75% of the average daily net assets of the Fund up to the first $200,000,000, reduced to a fee of 0.675% of such average daily net assets in excess of $200,000,000 up to $1,300,000,000, and further reduced to a fee of 0.60% of such average daily net assets in excess of $1,300,000,000. Each class pays its proportionate share of the management fee.

For the fiscal years ended August 31, 1996, 1995 and 1994, management fees were as follows:


Year Ended August 31                1996                 1995                 1994



World Fund Management Fees      $38,564,076           $33,261,874           $31,051,062
Foreign Fund Management Fees    $51,600,846           $36,110,792           $23,889,119



MANAGEMENT AGREEMENTS. Each Fund's management agreement may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. Each management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the respective Fund's outstanding voting securities, or by TGAL on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. FT Services (and, prior to October 1, 1996, Templeton Global Investors, Inc.) provides certain administrative services and facilities for the Funds. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, the Company pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Company's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. During the fiscal years ended August 31, 1996, 1995, and 1994, administration fees totaling $11,564,072, $8,965,630 and $7,161,271, respectively, were paid to Templeton Global Investors, Inc.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the Company's shareholder servicing agent and acts as the Company's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.



CUSTODIAN. The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the Funds' assets. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, NY 10017, are the Company's independent auditors. During the fiscal year ended August 31, 1996, their auditing services consisted of rendering an opinion on each Fund's financial statements included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996, and review of the Funds' filings with the SEC and the IRS.

HOW DO THE FUNDS BUY SECURITIES FOR THEIR PORTFOLIOS?

The selection of brokers and dealers to execute transactions in the Funds' portfolios is made by TGAL in accordance with criteria set forth in the investment management agreements and any directions that the Board may give.

When placing a portfolio transaction, GAL seeks to obtain prompt execution of orders at the most favorable net price. When portfolio transactions are done on a securities exchange, the amount of commission paid by a Fund is negotiated between TGAL and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. TGAL will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of TGAL, better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

In placing orders to effect transactions for the Fund, TGAL may pay to particular brokers commissions that are higher than another broker might charge, if TGAL determines in good faith that the amount of commission paid is reasonable in relation to the value of the brokerage and research services to be received, viewed in terms of the particular transaction or TGAL's overall responsibilities with respect to client accounts for which TGAL exercises investment discretion. Services received by TGAL may include, among other things, information relating to particular companies, markets or countries, local, regional, national or transnational economies, statistical data, quotations and other securities pricing information and other information which provide lawful and appropriate assistance to TGAL in carrying out its investment advisory responsibilities. The services received may not always be of direct benefit to the Fund, but must be of value to TGAL in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services received by TGAL from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits TGAL to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, TGAL and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Company's officers are satisfied that the best execution is obtained, consistent with internal policies, the sale of a Fund's shares as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute a Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of a Fund, any portfolio securities tendered by a Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next investment management fee payable to TGAL will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by TGAL are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by TGAL, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund.

Sale or purchase of securities, without payment of brokerage commissions, fees (except customary transfer fees) or other remuneration in connection therewith, may be effected between any of these funds, or between funds and private clients, under procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

During the fiscal years ended August 31, 1996, 1995 and 1994, World Fund paid brokerage commissions totaling $5,691,000, $8,042,091 and $6,895,789, respectively. During the fiscal years ended August 31, 1996, 1995 and 1994, Foreign Fund paid brokerage commissions totaling $10,641,000, $11,925,138 and $7,329,697, respectively.

As of August 31, 1996, neither Fund owned securities of its regular broker dealers.


HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES


The Funds continuously offers their shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the 1933 Act.

Securities laws of states where a Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of a Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in each Fund's Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of a Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:



SIZE OF PURCHASE - U.S. DOLLARS                                 SALES CHARGE

Under $30,000                                                       3.0%
$30,000 but less than $50,000                                       2.5%
$50,000 but less than $100,000                                      2.0%
$100,000 but less than $200,000                                     1.5%
$200,000 but less than $400,000                                     1.0%
$400,000 or more                                                    0%


OTHER PAYMENTS TO SECURITIES DEALERS. Distributors will pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.


Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans pursuant to a sales charge waiver, as discussed in each Fund's Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.


These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primiarily on the amount of sales of the fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, Distributors' retention of underwriting concessions and, in the case of Funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commission generated by fund portfolio transactions in accordance with the NASD's rules.


LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares, as described in each Fund's Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with a Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter prior to a change in the sales charge structure of a Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in each Fund's Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of a Fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.


If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES


If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in each Fund's Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of a Fund under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is a Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with a Fund's investment objective exist immediately. This money will then be withdrawn from the short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of a Fund's shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in each Fund's Prospectus.


ADDITIONAL INFORMATION ON SELLING SHARES


SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by a Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from a Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if a Fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to a Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of a Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of a Fund. In these circumstances, the securities distributed would be valued at the price used to compute a Fund's net assets and you may incur brokerage fees in converting the securities to cash. A Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


GENERAL INFORMATION


If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.


If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.


All checks, drafts, wires and other payment mediums used to buy or sell shares of a Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors. The cost of these services is not borne by a Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with a Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a Fund may reimburse Investor Services an amount not to exceed the per account fee that a Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.


Certain   shareholder   servicing  agents  may  be  authorized  to  accept  your
transaction request.

HOW ARE FUND SHARES VALUED?


We calculate the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, a Fund is informed that the NYSE observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of a Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by TGAL.


Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Net Asset Value of each class is not calculated. Thus, the calculation of the Net Asset Value of each class does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.


Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, a Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.


ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS


You may receive two types of distributions from a Fund:

1. INCOME DIVIDENDS. A Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. CAPITAL GAIN DISTRIBUTIONS. A Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by a Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post October loss deferral) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. A Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.


TAXES


As stated in the Prospectuses, each Fund has elected and qualified to be treated as regulated investment company under Subchapter M of the Code. The status of each Fund as a regulated investment company does not involve government supervision of management or of its investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its net investment income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

The Board  reserves the right not to maintain the  qualification  of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, a Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of a Fund's available earnings and profits.

Dividends of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. Distributions of net investment income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's qualifying dividend income. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder, and are not eligible for the dividends-received deduction. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Distributions by a Fund reduce the Net Asset Value of the Fund shares. Should a distribution reduce the Net Asset Value below a shareholder's cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Certain of the debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Some of the debt securities may be purchased by the Funds at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Funds' PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the fund level under the PFIC rules would generally be eliminated, but the Funds could, in limited circumstances, incur nondeductible interest charges. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and intends to elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the Funds' taxable year whether the foreign taxes paid by a Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as U.S. source income.

Certain options and futures contracts in which World Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses
("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by World Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by World Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by World Fund. In addition, losses realized by World Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to World Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by World Fund which is taxed as ordinary income when distributed to shareholders.

World Fund may make one or more of the elections available under the Code which are applicable to straddles. If World Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Requirements relating to the World Fund's tax status as a regulated investment company may limit the extent to which World Fund will be able to engage in transactions in options and futures contracts.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, a Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares, or as a capital gain.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and generally will be long-term if the shareholder's holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

Each Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Ordinary dividends and taxable capital gain distributions declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in either Fund.

THE FUNDS' UNDERWRITER

Pursuant to underwriting agreements, Distributors acts as principal underwriter in a continuous public offering for both classes of each Fund's shares. The underwriting agreements will continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of a Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreements or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreements terminate automatically in the event of their assignment and may be terminated by either party on 90 days' written notice.


Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


In connection with the offering of World Fund's shares, aggregate underwriting commissions for the fiscal years ended August 31, 1996, 1995 and 1994, were $10,048,765, $8,563,737 and $8,819,417, respectively. After allowances to dealers, Distributors retained $1,549,642, $1,962,439 and $1,931,397 in net underwriting discounts, commissions and compensation received in connection with redemptions or repurchases of shares, for the respective years. In connection with the offering of Foreign Fund's shares, aggregate underwriting commissions for the fiscal years ended August 31, 1996, 1995 and 1994, were $42,994,326, $42,927,772 and $50,417,520, respectively. After allowances to dealers, Distributors retained $3,233,516, $6,510,032 and $9,452,983 in net underwriting discounts, commissions and compensation received in connection with redemptions or repurchases of shares, for the respective years. Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.


THE RULE 12B-1 PLANS


The Company has adopted a distribution plan or "Rule 12b-1 plan" with respect to each class of shares on behalf of each Fund pursuant to Rule 12b-1 of the 1940 Act.

THE CLASS I PLAN. Under the Class I plan each Fund may reimburse Distributors or others up to a maximum of 0.25% per year of Class I's average daily net assets, payable quarterly, for costs and expenses incurred in connection with any activity which is primarily intended to result in the sale of the Fund's shares. Under the Class I plan, the costs and expenses not reimbursed in any one given quarter (including costs and expenses not reimbursed because they exceed 0.25% of the Fund's average daily net assets attributable to Class I shares) may be reimbursed in subsequent quarters or years.

THE CLASS II PLAN. Under the Class II plan, each Fund pays Distributors up to 0.75% per year of Class II's average daily net assets, payable quarterly, for costs and expenses incurred by Distributors or others in connection with any activity which is primarily intended to result in the sale of the Fund's shares. Up to 0.25% of such net assets may be paid to dealers for personal service and/or maintenance of shareholder accounts.

THE CLASS I AND CLASS II PLANS. For both the Class I and Class II plans, payments to Distributors or others could be for various types of activities, including (i) payments to broker-dealers who provide certain services of value to a Fund's shareholders (sometimes referred to as a "trail fee"); (ii) reimbursement of expenses relating to selling and servicing efforts or of organizing and conducting sales seminars; (iii) payments to employees or agents of the Distributors who engage in or support distribution of shares; (iv) payments of the costs of preparing, printing and distributing prospectuses and reports to prospective investors and of printing and advertising expenses; (v) payment of dealer commissions and wholesaler compensation in connection with sales of a Fund's shares and interest or carrying charges in connection therewith; and (vi) such other similar services as the Board determines to be reasonably calculated to result in the sale of shares.


In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.


To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of a Fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of a Fund's investment management agreement with TGAL, or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.


The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.


For the fiscal year ended August 31, 1996, the total amounts paid by World Fund pursuant to the Class I and Class II plans were $11,984,253 and $309,734, respectively, which were used for the following purposes:


                                                     CLASS I              CLASS II

Advertising                                        $894,674               $2,138
Printing and mailing of prospectuses                103,549                  255

  other than to current shareholders
Payments to underwriters                            161,456              235,224
Payments to broker-dealers                       10,792,197               72,090
Other                                                32,377                   27


For the fiscal year ended August 31, 1996, the total amounts paid by Foreign Fund pursuant to the Class I and Class II plans were $20,366,669 and $2,844,257, respectively, which were used for the following purposes:



                                                CLASS I             CLASS II
Advertising                                   $1,502,219              $39,981
Printing and mailing of prospectuses             405,844               13,065
  other than to current shareholders
Payments to underwriters                         806,764            2,182,641
Payments to broker-dealers                    17,612,966              608,271
Other                                             38,876                  299



HOW DO THE FUNDS MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by a Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by each Fund to compute or express performance for each class follows. Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.


TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over one-, five- and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.


When considering the average annual total return quotations, you should keep in mind that the maximum front-end sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. World Fund's average annual total return for Class I for the one-, five- and ten-year periods ended August 31, 1996, was 5.32%, 13.13%, and 11.06%. World Fund's average annual total return for Class II for the one-year period ended August 31, 1996 was 8.81%, and for the period from commencement of operations on May 1, 1995 to August 31, 1996, was 13.43%. Foreign Fund's average annual total return for Class I for the one-, five- and ten-year periods ended August 31, 1996, was 4.28%, 10.34%, and 14.18%. Foreign Fund's average annual total return for Class II for the one-year period ended August 31, 1996 was 7.65%, and for the period from commencement of operations on May 1, 1995 to August 31, 1996, was 9.51%.


These figures were calculated according to the SEC formula:

P(1+T)n  = ERV

where:

P       =a hypothetical initial payment of $1,000
T       =average annual total return
n       =number of years
ERV     =ending redeemable value of a hypothetical $1,000
         payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods


CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on the actual return for each class for a specified period rather than on the average return over one-, five- and ten-year periods. World Fund's cumulative total return for Class I for the one-, five- and ten-year periods ended August 31, 1996, was 5.32%, 85.53%, and 185.78%. World Fund's cumulative total return for Class II for the one-year period ended August 31, 1996 was 8.81%, and for the period from commencement of operations on May 1, 1995 to August 31, 1996, was 18.40%. Foreign Fund's cumulative total return for Class I for the one-, five- and ten-year periods ended August 31, 1996, was 4.28%, 63.72%, and 277.12%. Foreign Fund's cumulative total return for Class II for the one-year period ended August 31, 1996 was 7.65%, and for the period from commencement of operations on May 1, 1995 to August 31, 1996, was 12.95%.


VOLATILITY


Occasionally statistics may be used to show each Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


OTHER PERFORMANCE QUOTATIONS

For investors who are permitted to buy Class I shares without a sales charge, sales literature about Class I may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.


Sales literature referring to the use of a Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.


COMPARISONS


From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare a class' performance to the return on CDs or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in either Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

Performance information for each Fund may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for each Fund reflects only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objective and policies, characteristics and quality of the portfolio and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

From time to time, each Fund and TGAL may also refer to the following information:

(1) TGAL's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.


(2) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

(3) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization.


(4) The geographic and industry distribution of each Fund's portfolio and each Fund's top ten holdings.


(5) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.


(6) To assist investors in understanding the different returns and risk characteristics of various investments, each Fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).


(7) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

(8) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

(9) Allegorical stories illustrating the importance of persistent long-term investing.

(10) Each Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

(11) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.


(12) The number of shareholders in each Fund or the aggregate number of shareholders of the open-end investment companies in the Franklin Templeton Group of Funds or the dollar amount of fund and private account assets under management.


(13) Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

(14) Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing, including the following:

         (infinity)        "Never follow the crowd. Superior performance is
                            possible only if you invest differently from the crowd."

         (infinity)        "Diversify by company, by industry and by country."

         (infinity)        "Always maintain a long-term perspective."

         (infinity)        "Invest for maximum total real return."

         (infinity)        "Invest - don't trade or speculate."

         (infinity)        "Remain flexible and open-minded about types of
                            investment."

         (infinity)        "Buy low."

         (infinity)        "When buying stocks, search for bargains among
                            quality stocks."

         (infinity)        "Buy value, not market trends or the economic
                            outlook."

         (infinity)        "Diversify.  In stocks and bonds, as in much else,
                            there is safety in numbers."

         (infinity)        "Do your homework or hire wise experts to help you."

         (infinity)        "Aggressively monitor your investments."

         (infinity)        "Don't panic."

         (infinity)        "Learn from your mistakes."

         (infinity)        "Outperforming the market is a difficult task."

         (infinity)        "An investor who has all the answers doesn't even
                            understand all the questions."

         (infinity)        "There's no free lunch."

         (infinity)        "And now the last principle: Do not be fearful or
                            negative too often."

MISCELLANEOUS INFORMATION


Each Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.

The Company is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $152 billion in assets under management for more than 4.2 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 121 U.S. based open-end investment companies to the public. Each Fund may identify itself by its NASDAQ symbol or CUSIP number.


The DALBAR Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past eight years.


As of December 1, 1996, the principal shareholders of the World Fund, beneficial or of record, were as follows:



NAME AND ADDRESS                                  SHARE AMOUNT       PERCENTAGE
CLASS II


Merrill Lynch, Pierce, Fenner & Smith, Inc.        688,442               14%
4800 Deer Lake Drive East 3rd Floor
Jacksonville, FL 32246

As of December 1, 1996, the principal shareholders of the Foreign Fund, beneficial or of record, were as follows:


NAME AND ADDRESS                                 SHARE AMOUNT        PERCENTAGE
CLASS I

Merrill Lynch, Pierce, Fenner & Smith, Inc.       63,250,305            6%
4800 Deer Lake Drive East 3rd Floor
Jacksonville, FL 32246

CLASS II

Merrill Lynch, Pierce, Fenner & Smith, Inc.       16,814,108            25%
4800 Deer Lake Drive East 3rd Floor
Jacksonville, FL 32246



From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


In the event of disputes involving multiple claims of ownership or authority to control your account, each Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.


SUMMARY OF CODE OF ETHICS. Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS


The audited financial statements contained in the Annual Report to Shareholders of each Fund, for the fiscal year ended August 31, 1996, including the auditors' report, are incorporated herein by reference.


USEFUL TERMS AND DEFINITIONS

1933 ACT - SECURITIES ACT OF 1933, AS AMENDED

1940 ACT - Investment Company Act of 1940, as amended


BOARD - The Board of Directors of the Company


CD - Certificate of deposit

CFTC - Commodity Futures Trading Commission


CLASS I AND CLASS II - The Funds offer two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in each Fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.


CODE - Internal Revenue Code of 1986, as amended


DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Funds' principal underwriter


FRANKLIN FUNDS - the mutual funds in the Franklin Group of Funds (TRADEMARK) except Franklin Valuemark Funds and the Franklin Government
 Securities Trust

FRANKLIN TEMPLETON FUNDS - the Franklin Funds and the Templeton Funds

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - all U.S. registered investment companies in the Franklin Group of Funds(TRADEMARK) and the Templeton Group of Funds


FT SERVICES - Franklin Templeton Services, Inc., the Funds' administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Funds' shareholder servicing and transfer agent


IRS - Internal Revenue Service

LETTER - Letter of Intent

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange, Inc.


OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. For each Fund, the maximum front-end sales charge is 5.75% for Class I and 1% for Class II.

PROSPECTUS - the prospectus for each Fund dated January 1, 1997, as may be amended from time to time


RESOURCES - Franklin Resources, Inc.
SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission


SECURITIES DEALER - a financial institution which, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.


TEMPLETON FUNDS - the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., the Templeton Variable Annuity Fund, and the Templeton Variable Products Series Fund


TGAL - Templeton Global Advisers Limited, the Funds' investment manager, is located in Lyford Cay, Nassau, Bahamas.


U.S. - United States


WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the Funds and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

TL SAI 01/97


--------

* Sir John Templeton sold the Templeton organization to Resources in October, 1992 and resigned from the Funds' Board on April 16, 1995.He is no longer involved with the investment management process.